SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): September 11, 2006

Shea Development Corp.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-130011	Applied For
(Commission File Number)	(IRS Employer Identification No.)

730 W. Randolph, 6th Floor, Chicago, IL	60661
(Address of principal executive offices)	(Zip Code)

(312) 454-0015
___________________________
(Issuer's Telephone Number)

470 Granville Street
Suite 334
Vancouver, British Columbia A1 V6C 1V5
Canada
_______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

On September 11, 2006, Synergy Business Consulting, LLC purchased 4,800,000 shares of common stock, or approximately 59.26% of the issued and outstanding common stock of Shea Development Corp. (the “Company”) from Iqbal Boga in a private transaction, and obtained voting control of the Company.

The total purchase price for the shares was $569,800.00. The source of the funds for the purchase by Synergy Business Consulting, LLC was its working capital.

The following table sets forth, immediately following the transaction, certain information regarding beneficial ownership of outstanding shares of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Synergy Business Consulting, LLC (2) 730 W Randolph, Suite 600 Chicago, IL 60661	4,800,000	59.26%
Bartly J. Loethen (3)	0	0.00%
Iqbal Boga (4)	0	0.00%

(1)    The percentage of Common Stock is calculated based upon 8,100,000 shares issued and outstanding as of September 11, 2006.

(2)    Synergy Business Consulting, LLC is controlled by Bartly J. Loethen and therefore Mr. Loethen is the beneficial owner of the shares held by this entity.

(3)    Officer and Director (see our response to Item 5.02 below).

(4)    Director (see our response to Item 5.02 below)

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective September 11, 2006, Iqbal Boga resigned as a Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary of the Company. Also effective September 11, 2006, Mr. Boga appointed Bartly J. Loethen to serve as a director of the Company. Also, our board of directors appointed Mr. Loethen as Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary of the Company. It is not currently contemplated that Mr. Loethen will be compensated for serving as either an officer or director of the Company.

Biographical Information Regarding the
Incoming Director and Executive Officer

Bartly J. Loethen, 42. Mr. Loethen is an attorney and founding partner of Synergy Law Group, L.L.C. He practices corporate law. His experience includes working with privately-held companies, public companies, mergers and acquisitions, private placement investments, financing transactions, and licensing matters, as well as general corporate matters. Prior to the practice of law, Mr. Loethen was a Revenue Agent with the Internal Revenue Service. Mr. Loethen holds a B.S. /B.A. in Accounting from the University of Missouri (1986), is a certified public accountant, and received his J.D. from the University of Illinois College of Law (1994).

ITEM 8.01 OTHER EVENTS.

As of September 11, 2006, the address and telephone number of our principal executive office is as follows:

Shea Development Corp.
c/o Bartly J. Loethen
730 W. Randolph, 6th Floor
Chicago, IL 60661
Telephone: (312) 454-0015

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHEA DEVELOPMENT CORP.

By:	/s/ Bartly Loethen
Name: Bartly Loethen
Title: Chief Executive Officer and President

Dated: September 14, 2006